Investor Meetings November 2019 WEYERHAEUSER

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, with respect to: future goals and prospects; business strategies; factors affecting market supply of lumber; operational excellence initiatives and targets and other key initiatives; adjusted EBITDA targets; levels of demand and market drivers for our products, including expected growth in U.S. housing starts and housing demand and repair and remodel activity; market dynamics, demand and pricing outlook for our saw logs and lumber products; market fundamentals and dynamics for our oriented strand board products; export markets; lumber mill capacity; AVO acres; dividend levels and sustainability; share repurchases; capital structure, financial ratios, credit ratings and future debt maturities; and 2019 capital expenditures. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may be identified by our use of certain words in such statements, including without limitation words such as “anticipate,” “believe,” “committed,” “continue,” “continued,” “could,” “forecast,” “estimate,” “outlook,” “goal,” “will,” “plan,” “expect,” “sustainable,” “maintain,” “target,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals or targets, or we may reference expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions concerning future events and are inherently subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and often beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements. Such factors include, without limitation: our ability to successfully execute our performance plans, including cost reductions and other operational excellence initiatives; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and the relative strength of the U.S. dollar; restrictions on international trade, and tariffs imposed on imports or exports; market demand for our products, including demand for our timberland properties with higher and better uses, which in turn is related to the strength of various U.S. business segments and U.S. and international economic conditions; domestic and foreign competition; raw material prices; energy prices; the effects of weather; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; transportation availability and costs; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; performance of pension fund investments and related derivatives; the effect of timing of retirements and changes in the market price of our common stock on charges for share-based compensation; changes in accounting principles; and other factors described in filings we make from time to time with the Securities and Exchange Commission, including without limitation the risk factors described in our annual report on Form 10-K. There is no guarantee that any of the anticipated events or results articulated in this presentation will occur or, if they occur, what effect they will have on the company’s results of operations or financial condition. The forward-looking statements contained herein apply only as of the date of this presentation and we do not undertake any obligation to update these forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation.   Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. generally accepted accounting principles. Management believes such non-GAAP measures may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies due to potential inconsistencies in how such measures are calculated. A reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

WEYERHAEUSER OVERVIEW 12.2 MILLION ACRES SUPERIOR QUALITY, DIVERSITY AND MARKET REACH WE ARE THE LARGEST PRIVATE OWNER OF TIMBERLANDS IN NORTH AMERICA Market capitalization as of October 31, 2019. All other amounts as of December 31, 2018. WE’VE MADE ALMOST $550 MILLION IN SUSTAINABLE OPERATIONAL EXCELLENCE IMPROVEMENTS SINCE 2014 AND HAVE A STRONG ESG REPUTATION WE ARE 100% CERTIFIED WE’RE COMMITTED TO A SUSTAINABLE DIVIDEND TO THE WE HAVE OVER 85% OF OUR BUSINESS ASSETS IN TIMBERLANDS OUR WOOD PRODUCTS OPERATIONS ARE INDUSTRY LEADING AND LOW COST WE ARE A $20 BILLION TIMBER REIT ONE OF THE LARGEST REITS IN THE U.S.

We grow and care for our people We are great environmental stewards SUSTAINABILITY AT WEYERHAEUSER It’s at our core We are great citizens We create value for our shareholders 1900 Company founded by Frederick Weyerhaeuser 1930 Led the industry to develop sustainable practices 1941 Established first tree farm in the U.S. 2000 100% certified to Sustainable Forestry Initiative (SFI) More than a Century of Industry-Leading Practices Sustainable forestry Efficiently manufacturing great sustainable products Safety People development Rural economic development Volunteering and supporting our communities Economic performance Investment in our company and our employees

ENVIRONMENTAL STRONG ESG REPUTATION SOCIAL GOVERNANCE $14B 2017/18   We have a “WINNING” rating from 2020 Women on Boards WE ARE THE ONLY North American forestry or wood products company on the WE ARE IN THE TOP 50 of the 100 BEST CORPORATE CITIZENS, according to Corporate Responsibility Magazine ETHISPHERE named us one of the World’s Most Ethical Companies®

FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS WEYERHAEUSER’S INVESTMENT THESIS Operational excellence Most value from every acre Return cash to shareholders Invest in our businesses Maintain appropriate capital structure Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

THREE BUSINESS SEGMENTS TIMBERLANDS REAL ESTATE, ENERGY & NATURAL RESOURCES WOOD PRODUCTS Largest private timberland owner in the U.S. Unmatched scale and diversity Superior quality and productivity Sustainably certified Maximizing value from every acre Premium recreation and conservation lands Valuable surface and subsurface resources Leading wood products manufacturer Low-cost and well-positioned Lumber, OSB, Engineered Wood, Distribution

TIMBERLANDS: Largest private U.S. owner with unmatched quality, diversity and scale Total acres as of December 31, 2018, pro forma for the announced sale of 555,000 acres of Michigan timberlands expected to close in fourth quarter 2019. 50 hardwood and softwood species Diverse lumber and fiber markets Premium value hardwood sawlogs Superior quality Southern Yellow Pine Access to all Southern markets Emerging export business High value Douglas fir Diverse domestic and export customers Unique access to premium Japanese export market NORTH 1.9 MILLION ACRES SOUTH 6.9 MILLION ACRES WEST 2.9 MILLION ACRES

REAL ESTATE & ENR Maximizing the value of every acre 1.6 MILLION AVO ACRES North 22% West 20% South 58% Determine timber net present value for each acre 1 Identify opportunities to capture premium value (Asset Value Optimization — AVO) 2 3 Deliver a premium to timber net present value ENERGY & NATURAL RESOURCES LEASES & AGREEMENTS REAL ESTATE IDENTIFIED AVO ACRES 60% Aggregates & industrial minerals 35% Oil & natural gas 5% Wind, solar & other ENR EBITDA MIX West South AVO acres as of December 31, 2018. EBITDA percentages are approximate based on 2018 full year results. North

WOOD PRODUCTS

Industry leading North American producer



- 19 LUMBER MILLS
  5.0 billion board feet capacity
- 6 ORIENTED STRAND BOARD MILLS
  3.0 billion square feet capacity
- 6 ENGINEERED WOOD MILLS
  43 million cubic feet solid section capacity*
- 3 VENEER / PLYWOOD MILLS
  610 million square feet plywood capacity
- 1 MEDIUM DENSITY FIBERBOARD MILL
  265 million square feet capacity
- 18 DISTRIBUTION FACILITIES (Not shown)
- WY OWNED AND LICENSED TIMBERLANDS



3RD LUMBER PRODUCTION



4TH OSB PRODUCTION



1ST ENGINEERED WOOD REVENUE

Revenue and statistics for full year 2018. Source: Competitor reports, public filings, APA.
Engineered Wood revenue includes solid section and I-Joist products.
*Production capacity for engineered wood mills represents total press capacity. Three facilities also produce I-Joists to meet market demand. In 2018, approximately 25% percent of the total press production was converted into 191 million lineal feet of I-Joist.

10

FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS WEYERHAEUSER’S INVESTMENT THESIS Operational excellence Most value from every acre Return cash to shareholders Invest in our businesses Maintain appropriate capital structure Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

TIMBERLANDS Harvest and transportation productivity Marketing and merchandising Silviculture best practices WOOD PRODUCTS Reliability Controllable cost Improved recovery Product mix and margins 2019 OPX TARGETS KEY INITIATIVES ACHIEVED $543 MM 2014-2018 TARGET $80-$100 MM IN 2019

OPX: Relative performance

ADJUSTED EBITDA* / ACRE OWNED

WESTERN TIMBERLANDS



$220
$180
$140
$100
$60
$20
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 LTM

Weyerhaeuser vs Rayonier, NCREIF

SOUTHERN TIMBERLANDS



$80
$60
$40
$20
$0
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 LTM

Weyerhaeuser vs Rayonier, NCREIF^

ADJUSTED EBITDA MARGIN*

LUMBER+



30%
25%
20%
15%
10%
5%
0%
-5%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 YTD

Weyerhaeuser vs West Fraser, Canfor, Interfor

ORIENTED STRAND BOARD



50%
40%
30%
20%
10%
0%
-10%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 YTD

Weyerhaeuser vs LP, Norbord

ENGINEERED WOOD PRODUCTS



21%
18%
15%
12%
9%
6%
3%
0%
-3%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 YTD

Weyerhaeuser vs Boise, LP

DISTRIBUTION



6%
4%
2%
0%
-2%
-4%
-6%
-8%
2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 YTD

Weyerhaeuser vs Boise, BlueLinx

Peer results for Timberlands include EBITDA from other non-timber sources. Weyerhaeuser reports this income in its Energy & Natural Resources business. Including other non-timber income would increase Weyerhaeuser's EBITDA/acre by $4 in the West and $7 in the South in 2018.

* See appendix for reconciliation to GAAP amounts. | ^ NCREIF South average acres for 2018. | +2017-2019 results for all companies include expenses for softwood lumber countervailing and anti-dumping duties. | Source for competitor data: public SEC filings, National Council of Real Estate Investment Fiduciaries (NCREIF). Results include only North American operations.

13

REAL ESTATE & ENR OpX progress and targets KEY INITIATIVES Continually refine AVO acreage Exceed 30% premium to timber value Capture additional value from surface and subsurface assets * See appendix for reconciliation to GAAP amounts. $264 MM $241 MM PREMIUM TO TIMBER VALUE ADJUSTED EBITDA* 65% 2017 2018 2019 TARGET $270 MM 2017 2018 » »

FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS WEYERHAEUSER’S INVESTMENT THESIS Operational excellence Most value from every acre Return cash to shareholders Invest in our businesses Maintain appropriate capital structure Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

RETURNING CASH TO SHAREHOLDERS SUSTAINABLE Dividend OPPORTUNISTIC Share Repurchase REPURCHASED MORE THAN $3 BILLION SINCE 2014 $440 MILLION of authorization remaining RETURNED NEARLY $8 BILLION TO SHAREHOLDERS SINCE 2014 RETURNED NEARLY $5 BILLION SINCE 2014 QUARTERLY DIVIDEND $0.34 PER SHARE

INVESTING IN OUR BUSINESSES Disciplined capital expenditures for 2019 TIMBERLANDS $250 million Projects to reduce cost and improve reliability Maintenance capex WOOD PRODUCTS Very minimal expenditures Primarily entitlement activities Nearly $120 million Reforestation and silviculture Roads and infrastructure REAL ESTATE, ENERGY & NATURAL RESOURCES CORPORATE Approximately $10 million IT systems $380 MILLION IN 2019

MAINTAIN APPROPRIATE CAPITAL STRUCTURE DEBT Solid investment grade Moody’s: Baa2 S&P: BBB FINANCIAL RATIOS CREDIT RATINGS Target: Net debt to Adjusted EBITDA ≤ 3.5x over the cycle Target: Net debt to enterprise value ≤ 25% over the cycle STRONG BALANCE SHEET AND FINANCIAL FLEXIBILITY $6.2 billion long-term debt outstanding 96% fixed rate No maturities until 2021 Revolving line of credit $1.5 billion total capacity Used for working capital management Amounts as of September 30, 2019.

FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS WEYERHAEUSER’S INVESTMENT THESIS Operational excellence Most value from every acre Return cash to shareholders Invest in our businesses Maintain appropriate capital structure Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

FUNDAMENTALS SUPPORT CONTINUED GROWTH IN U.S. HOUSING U.S. HOUSING STARTS SEASONALLY ADJUSTED ANNUAL RATE Solid economic fundamentals, including employment and wage growth Favorable consumer and homebuilder sentiment Affordability boosted by decline in mortgage rates ANTICIPATE CONTINUED MODERATE GROWTH IN U.S. HOUSING STARTS Source: U.S. Census Bureau 2019 Q3 YTD

LEVEL OF CONSTRUCTION REMAINS BELOW HOUSING NEED Favorable demographics driving strong household formations Millennials entering prime homebuying years Growing housing “deficit” as current pace of building activity is not sufficient to meet demand ANNUAL U.S. HOUSING NEED MILLIONS OF UNITS DRIVER BASELINE AVERAGE DEMAND New Household Formations 1.1 Replace Lost or Obsolete Units 0.3 Second Home Demand 0.1 Natural Vacancy Rate 0.1 ANNUAL NEW UNITS REQUIRED 1.6 Source: Freddie Mac, 2018 U.S. POPULATION BY AGE AS OF JULY 1, 2018 Source: U.S Census Bureau Millennials are the largest demographic cohort

NEW HOME SALES SHIFTING TOWARDS LOWER PRICE POINTS NEW HOME SALES BY PRICE SEGMENT, Q3 2019 CHANGE IN NEW HOME SALES BY PRICE SEGMENT Q3 2019 VS. Q3 2018 THOUSANDS OF UNITS Growing share of new home sales in lower price segments Builders adjusting product offerings to meet demand for affordable housing Labor, lots, and regulatory burdens remain headwinds in bringing affordable homes to market Source: U.S Census Bureau Source: U.S Census Bureau

REPAIR & REMODEL ACTIVITY STRONG Housing stock continues to age, with median age of approximately 40 years old Rising home equity supports home improvement activity Expect continued growth in repair & remodel sales volumes Retail revenues may fluctuate with commodity prices and tariffs U.S. HOUSING STOCK UNITS BY VINTAGE U.S. RETAIL BUILDING MATERIALS SALES TOTAL SPENDING SEASONALLY ADJUSTED ANNUAL RATE

LUMBER: Expect strengthening markets Growing new residential, repair & remodel activity will drive increased demand Supply decreasing as announced British Columbia capacity reductions take effect Expect strengthening market dynamics LUMBER PRICING FRAMING LUMBER COMPOSITE SENSITIVITY $10/MBF ≈ $45 million EBITDA NORTH AMERICAN LUMBER CONSUMPTION BY END USE, 2018 Source: FEA Source: Random Lengths Q4 QTD as of 11/1/19

LUMBER: Regional production shifting Canadian share of lumber market continues to decrease Log supply declining in British Columbia due to fires, pine beetle and lower allowable cut 20% duties remain in place on Canadian lumber exports to the U.S. U.S. Southern lumber production gaining share Source: WWPA Total North American softwood lumber production 62 BBF in 2018 CHANGE IN LUMBER PRODUCTION BY REGION, JULY 2019 YEAR TO DATE Source: WWPA BILLION BOARD FEET NORTH AMERICAN LUMBER PRODUCTION BY REGION, 2018

WESTERN SAWLOGS
Solid demand from domestic and export markets

- Largest driver of demand is growing U.S. housing activity
- Steady Japanese demand for premium logs
- Chinese demand for WY logs resilient

WESTERN LOG PRICING
DELIVERED DOUGLAS FIR #2



$/MBF
900
800
700
600
500
400
300
200
100
0
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2019 YTD

Source: Log Lines
YTD as of September 2019

ANNUAL

SENSITIVITY
$20/MBF ≈ $30 million EBITDA

U.S. WESTERN HOUSING STARTS



MILLIONS
0.6
0.5
0.4
0.3
0.2
0.1
0
Single-family
Multi-family
2002
2004
2006
2008
2010
2012
2014
2016
2018

Source: Bureau of Census, FEA

ANNUAL

JAPAN HOUSING STARTS
WOOD-BASED



MILLIONS
1.0
0.8
0.6
0.4
0.2
0.0
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018

Source: MLIT

ANNUAL

CHINA SOFTWOOD LOG IMPORTS

FROM ALL COUNTRIES



MILLION CUBIC METERS
40
30
20
10
0
2015
2016
2017
2018
2019 LTM

ANNUAL

Source: China Gov't Statistics. Customs Code Numbers: 4403-2000 Logs, coniferous.
LTM as of August 2019

SELECTED SPECIES



1.0
0.5
0.0
2018 YTD
2019 YTD
Douglas fir U.S.
Hemlock U.S.

Source: U.S. Census Bureau. HS Codes: 4403250040, 4403250050, 4403260050, 4403200040, 4403200050.
YTD as of August

26

SOUTHERN SAWLOGS
Rising demand and pricing

- **New Southern lumber capacity coming online**
- **WY uniquely positioned to benefit**
  - Aligned with rising production across the South
  - Well positioned in markets with greatest pricing runway
- **Future upside from Southern log exports**

SOUTHERN LOG PRICING
DELIVERED SOUTHERN AVG PINE SAWLOG



60
55
50
45
40
35
$/GREEN TON
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2019 YTD
ANNUAL

Source: Timber Mart-South
YTD as of Q3 2019

SENSITIVITY
$5/ton ≈ $70 million EBITDA

U.S. SOUTH CAPACITY ADDITIONS
2017-2021



6 BBF
Announced
New Sawmill Capacity Announced
New Sawmill Capacity Completed
WY Timberlands
WY Export Facility

Source: Forisk, Company Reports

SAWMILL CAPACITY ADDITIONS
ANNOUNCED AND COMPLETED BY STATE 2017-2021



1,800
1,500
1,200
900
600
300
0
MMBF
Strong Growth in Gulf and Mid-South
OK
VA
LA
NC
SC
FL
TX
AR
MS
AL
GA

Source: Forisk, Company Reports

27

OSB Expect improving market fundamentals Growing new residential, repair & remodel activity will drive increased demand Supply decreasing as announced industry curtailments take effect Expect strengthening market dynamics SENSITIVITY $10/MSF ≈ $30 million EBITDA ORIENTED STRAND BOARD PRICING NORTH CENTRAL OSB Source: FEA NORTH AMERICAN OSB CONSUMPTION BY END USE, 2018 NORTH AMERICAN OSB CAPACITY ANNOUNCED INDUSTRY CURTAILMENTS, 2019 Source: Company Reports PERCENT OF NORTH AMERICAN CAPACITY

FOCUSED ON DRIVING VALUE FOR SHAREHOLDERS WEYERHAEUSER’S INVESTMENT THESIS Operational excellence Most value from every acre Return cash to shareholders Invest in our businesses Maintain appropriate capital structure Premier timber, land, and wood products assets SUPERIOR RELATIVE TOTAL SHAREHOLDER RETURN PORTFOLIO PERFORMANCE CAPITAL ALLOCATION SHAREHOLDER VALUE

APPENDIX

ADJUSTED EBITDA RECONCILIATION

$ Millions		2016		2017		2018		2019 Q3 LTM[1]
Adjusted EBITDA[2]	$	**1,583**	$	**2,080**	$	**2,032**	$	**1,362**
Depletion, depreciation & amortization		(512)		(521)		(486)		(507)
Basis of real estate sold		(109)		(81)		(124)		(149)
Unallocated pension service costs		(5)		(4)		—		—
Special items included in operating income		(135)		(343)		(28)		33
Operating Income (GAAP)	$	**822**	$	**1,131**	$	**1,394**	$	**739**
Non-operating pension and other postretirement benefit (costs) credits		48		(62)		(272)		(713)
Interest income and other		65		40		60		46
Net Contribution to Earnings	$	**935**	$	**1,109**	$	**1,182**	$	**72**
Interest expense, net		(431)		(393)		(375)		(386)
Income taxes		(89)		(134)		(59)		159
Net Earnings from Continuing Operations	$	**415**	$	**582**	$	**748**	$	**(155)**
Earnings from discontinued operations, net of income taxes		612		—		—		—
Net Earnings (GAAP)[3]	$	**1,027**	$	**582**	$	**748**	$	**(155)**

1. LTM = last twelve months.
2. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.
3. Net earnings for 2018 and 2019 Q3 LTM includes net charges of $122 million and $512 million, respectively, of after-tax non-operating special items which are reported in non-operating pension and other postretirement benefit (costs) credits, interest income and other, interest expense, net, and income taxes.

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ADJUSTED EBITDA RECONCILIATION: Timberlands

$ Millions	2011	2012	2013	2014	2015	2016	2017	2018	2019 Q3 LTM[1]
West	$279	$258	$373	$571	$459	$443	$508	$532	$339
South	226	298	328	410	430	426	383	351	356
North	29	28	32	47	41	26	23	19	18
Other	(15)	(8)	46	2	7	6	22	—	(3)
Adjusted EBITDA including Legacy Plum Creek operations[2,4]	**$519**	**$576**	**$779**	**$1,030**	**$937**	**$901**	**$936**	**$902**	**$710**
Less: EBITDA attributable to Plum Creek[3]	175	203	235	291	260	36	—	—	—
Weyerhaeuser Timberlands Adjusted EBITDA[4]	**$344**	**$373**	**$544**	**$739**	**$678**	**$865**	**$936**	**$902**	**$710**
Depletion, Depreciation & Amortization	(138)	(143)	(168)	(207)	(208)	(366)	(356)	(319)	(309)
Special Items	—	—	—	—	—	—	(48)	—	—
Operating Income (GAAP)	**$206**	**$230**	**$376**	**$532**	**$470**	**$499**	**$532**	**$583**	**$401**
Interest Income and Other	4	3	4	—	—	—	—	—	—
Loss Attributable to Non-Controlling Interest	—	1	—	—	—	—	—	—	—
Net Contribution to Earnings	**$210**	**$234**	**$380**	**$532**	**$470**	**$499**	**$532**	**$583**	**$401**

1. LTM = last twelve months
2. Results exclude Real Estate, Energy & Natural Resources, which was reported as part of legacy Weyerhaeuser's Timberlands segment, and include Plum Creek. West includes Plum Creek Washington and Oregon operations. South includes Plum Creek Southern Resources. North includes Plum Creek Northern Resources less Washington and Oregon. Results from Longview Timber are included in Other for 2013 and in Western Timberlands for 2014 and forward. Other also includes results from international operations and certain administrative charges.
3. Results represent Plum Creek Timberlands EBITDA from October 1, 2011 through February 18, 2016.
4. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

33

ADJUSTED EBITDA RECONCILIATION: Wood Products

$ Millions	2011	2012	2013	2014	2015	2016[1]	2017	2018	2019 Q3 YTD[2]
Lumber	($7)	$130	$317	$319	$212	$289	$459	$459	$140
OSB	(4)	143	247	46	41	183	359	329	40
EWP	6	17	45	79	114	145	173	177	166
Distribution	(37)	(29)	(33)	2	10	25	38	32	25
Other	(1)	(15)	(2)	—	(5)	(1)	(12)	(10)	(5)
Adjusted EBITDA[3]	**($43)**	**$246**	**$574**	**$446**	**$372**	**$641**	**$1,017**	**$987**	**$366**
Depletion, Depreciation & Amortization	(151)	(133)	(123)	(119)	(106)	(129)	(145)	(149)	(141)
Special Items	(52)	6	(10)	—	(8)	—	(303)	—	68
Operating Income (GAAP)	**($246)**	**$119**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$293**
Interest Income and Other	3	1	—	—	—	—	—	—	—
Net Contribution to Earnings	**($243)**	**$120**	**$441**	**$327**	**$258**	**$512**	**$569**	**$838**	**$293**

1. Amounts presented reflect the results of operations acquired in our merger with Plum Creek Timber, Inc. beginning on the merger date of February 19, 2016.
2. YTD = year to date
3. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

34

ADJUSTED EBITDA RECONCILIATION: Real Estate, Energy & Natural Resources Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results. $ Millions 2017 2018 Real Estate $178 $196 Energy & Natural Resources West 11 12 North 7 9 South 45 47 Adjusted EBITDA1 $241 $264 Depletion, Depreciation & Amortization (15) (14) Basis of Real Estate Sold (81) (124) Operating Income (GAAP) $145 $126 Interest Income and Other 1 1 Net Contribution to Earnings $146 $127